UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 10, 2023

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)
001-41342	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/100th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FRMEP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 DEPARTURE SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 10, 2023 the Corporation held its Annual Meeting of Shareholders.

Susan W. Brooks, Dr. Mung Chiang, Michael J. Fisher, Gary J. Lehman and Jean L. Wojtowicz were elected to the Board of Directors for three-year terms expiring at the 2026 Annual Meeting of Shareholders. Kevin D. Johnson was elected to the Board of Directors for a two-year term expiring at the 2025 Annual Meeting and Patrick J. Fehring and Jason R. Sondhi were elected to serve a one-year term expiring at the 2024 Annual Meeting.

The shareholders adopted a non-binding resolution approving the compensation of the Corporation’s executive officers and ratified the Board of Directors’ appointment of Forvis, LLP as the Corporation’s independent registered public accounting firm for 2023.

The votes on these matters were as follows:

1. Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
Susan W. Brooks	23,762,926	20,969,509	6,305,583
Dr. Mung Chiang	43,906,420	826,015	6,305,583
Patrick J. Fehring	28,593,425	16,139,010	6,305,583
Michael J. Fisher	28,596,248	16,136,187	6,305,583
Kevin D. Johnson	43,216,910	1,515,525	6,305,583
Gary J. Lehman	27,774,685	16,957,750	6,305,583
Jason R. Sondhi	43,992,175	740,260	6,305,583
Jean L. Wojtowicz	26,847,054	17,885,381	6,305,583

2. Approval, on an advisory basis, of executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,392,845	2,165,571	174,019	6,305,583

3. Proposal to ratify Forvis, LLP as independent auditor for 2023:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
49,343,387	1,650,788	43,843	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Michele M. Kawiecki Michele M. Kawiecki Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 16, 2023